UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

Apple REIT Seven, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-52585	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 8.01 and Item 9.01 of Form 8-K.

Item 8.01   Other Events

The Company is re-issuing, in an updated format, its historical consolidated financial statements for the years ended December 31, 2012, 2011, and 2010, in connection with the requirements of United States generally accepted accounting principles (“GAAP”). GAAP provisions require, among other things, that the primary assets and liabilities and the results of operations of the Company’s real properties which have been sold or are held for sale, be classified as discontinued operations and segregated in the Company’s Consolidated Statements of Operations and Balance Sheets. In compliance with GAAP, the Company has presented the net operating results and the assets and liabilities of those properties held for sale through June 30, 2013, as discontinued operations. Under the Securities and Exchange Commission ("SEC") requirements, the same reclassification of continuing and discontinued operations as prescribed by GAAP is required for all previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financials are incorporated or included in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of the reclassification. This reclassification has no effect on the Company’s reported shareholders’ equity, cash flows or net income.

This Current Report on Form 8-K updates Items 6, 7, 8 and 15 (Schedule III), of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), to reflect the primary assets and liabilities and the results of operations of the Company’s real properties which are held for sale at June 30, 2013, as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated financial information for the years ended December 31, 2012, 2011, and 2010

101	The following materials from the Company's Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Shareholders' Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these financial statements, tagged as blocks of text and in detail (FURNISHED HEREWITH).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer
September 9, 2013